UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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SCHEDULE 14A
(Rule 14a-101)
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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Smith Douglas Homes Corp.
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Your **Vote** Counts!

SMITH DOUGLAS HOMES CORP.

2025 Annual Meeting
Vote by June 4, 2025
11:59 PM ET

V73398-P29752

You invested in SMITH DOUGLAS HOMES CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 5, 2025
8:30 a.m. ET

Virtually at:
www.virtualshareholdermeeting.com/SDHC2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SMITH DOUGLAS HOMES CORP.

2025 Annual Meeting
Vote by June 4, 2025
11:59 PM ET

Voting Items	Board Recommends
1. Election of Directors. **Nominees:** 01) Thomas L. Bradbury 02) Gregory S. Bennett 03) Julie M. Bradbury 04) Neill B. Faucett 05) Jeffrey T. Jackson 06) George Ervin Perdue III 07) Janice E. Walker 08) Neil B. Wedewer	For
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V73399-P29752